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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                          1-15274                       26-0037077
(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
   of incorporation )                                        Identification No.)

6501 Legacy Drive
Plano, Texas                                                          75024-3698

(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On March 18, 2005, J. C. Penney Company, Inc. ("Company") entered into a letter agreement ("Agreement") with Myron E. Ullman, III, in order to clarify certain expense reimbursement and other benefits in the arrangement pursuant to which Mr. Ullman has agreed to serve as Chairman and Chief Executive Officer of the Company. A copy of the Agreement is attached as Exhibit 10.1 and incorporated by reference into this report.



Item 8.01  Other Events

On March 18, 2005, J. C. Penney Company, Inc. ("Company") announced a new $1 billion capital structure repositioning program to be funded by approximately $600 million of free cash flow generated in 2004 and $400 million previously allocated to the early retirement of the 7.4% Debentures due 2037. The program consists of $750 million of common stock repurchases and $250 million of open-market debt repurchases. It is expected to be completed by year end. (See News Release of March 18, 2005 attached as Exhibit 99.1)


Item 9.01(c)      Exhibits

Exhibit 10.1 Letter Agreement between Myron E. Ullman, III and J. C. Penney Company, Inc., dated March 18, 2005.

Exhibit 99.1 News Release, dated March 18, 2005, announcing a capital repositioning program of J. C. Penney Company, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J. C. PENNEY COMPANY, INC.



                                   By: /s/ Joanne L. Bober
                                       -------------------------
                                       Joanne L. Bober
                                       Senior Vice President, General Counsel
                                       and Secretary




Date:  March 22, 2005

                               EXHIBIT INDEX
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Exhibit Number                 Description
--------------                 ------------

     10.1                      Letter Agreement between Myron E. Ullman, III and
                               J. C. Penney Company, Inc., dated March 18, 2005.

     99.1 News Release, dated March 18, 2005, announcing a capital repositioning program of J. C. Penney Company, Inc.